                        TERM SHEET DATED June 18, 1997

                       Green Tree Financial Corporation
    Certificates for Home Improvement and Home Equity Loans, Series 1997-C
                          $302,233,540 (Approximate)
                              Subject to Revision

SELLER/SERVICER:     Green Tree Financial Corporation ("Green Tree").

TRUSTEE:             First Trust National Association

UNDERWRITERS:        Salomon Brothers Inc (Lead), Lehman Brothers Inc. (Co),
                     Merrill Lynch & Co. (Co)

                                                       Ratings                  WAL                  Exp Final
                             Amount                  (S&P/Fitch)             at 15% CPR               Maturity
-------------------     ----------------          -----------------       -----------------        ---------------
 To Call:
  HI: A-I                 $46,500,000                  AAA/AAA                 1.01                      26
  HI: A-2                 $28,300,000                  AAA/AAA                 3.02                      49
  HI: A-3                 $34,705,000                  AAA/AAA                 6.00                     103
  HI: M-1                 $10,950,000                   AA/AA                  9.47                     117
  HI: M-2                  $6,844,000                    A/A                   9.72                     117
  HI: B-1                  $6,502,000                  BBB/BBB                 5.59                     101
  HI: B-2                  $3,080,524                   A-/A                   9.50                     117

 To Maturity:
  HI: M-1                 $10,950,000                   AA/AA                 10.25                     150
  HI: M-2                  $6,844,000                    A/A                  15.79                     299
  HI: B-2                  $3,080,524                   A-/A                  12.15                     299
-------------------     ----------------          -----------------       -----------------        ---------------

                                                       Ratings                   WAL                 Exp Final
                             Amount                  (S&P/Fitch)             at 100% Base*            Maturity
-------------------     ----------------          -----------------       -----------------        ---------------
 To Call:
  HE: A-I ARM             $20,894,000                  AAA/AAA                 3.23                     111
  HE: A-1                 $16,000,000                  AAA/AAA                 0.45                      10
  HE: A-2                 $60,600,000                  AAA/AAA                 2.00                      43
  HE: A-3                 $24,708,000                  AAA/AAA                 5.13                     108
  HE: A-4                 $20,000,000                  AAA/AAA                 6.35                     106
  HE: M-1                  $9,095,000                  AA/AA+                  9.67                     117
  HE: M-2                  $5,787,000                    A/A+                  9.72                     117
  HE: B-1                  $5,787,000                  BBB/BBB+                5.14                      96
  HE: B-2                  $2,481,015                   A-/A                   9.40                     117

 To Maturity:
  HE: M-1                  $9,095,000                   AA/AA+                10.65                     150
  HE: M-2                  $5,787,000                    A/A+                 14.86                     342
  HE: B-2                  $2,481,015                    A-/A                 12.31                     359
-------------------     ----------------          -----------------       -----------------        ---------------

* 100% Base (100% Prepayment Assumption) assumes (a) for the fixed rate collateral a constant prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Contracts (defined herein) in the first month of the of the life of the Fixed Rate Contracts and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in twelfth month and in each month thereafter, the constant prepayment rate is 20% and (b) for the Adjustable Rate Contracts (defined herein), a constant prepayment rate of 5.6% per annum of the then outstanding principal balance of the Adjustable Rate Contracts in the first month of the life of the Adjustable Rate Contracts and an additional 2.04% (precisely, 22.4/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the constant prepayment rate is 28%.
                                                                               1

  This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your
                Salomon Brothers Financial Advisor immediately.

CUT-OFF DATE:

June 1, 1997 (or the date of origination, if later)

EXP. PRICING:

June 19 - 20, 1997

EXP. SETTLEMENT:

June 26 - 27, 1997

LEGAL FINAL:

Sub-Pool HI Certificates - [June 15, 2027]
Sub-Pool HE Certificates - [August 15, 2027]

INTEREST/PRINCIPAL

The 15th day of each month (or if such 15th day is not a business day, the next succeeding business day), commencing on July 15, 1997.

CROSS-COLLATERALIZATION

On each Payment Date the Amount Available for each Sub-Pool remaining after making distributions to the related Certificates will generally be available to make distributions to the Certificates related to the other Sub-Pool.

ERISA:

Class HI:A and Class HE:A Certificates are ERISA eligible. The Class HI: M-1, HE:M-1, HI:M-2, HE:M-2, HI:B-1, HE:B-1, HI:B-2 and HE:B-2 certificates will not be sold to benefit plans unless such plans deliver a legal opinion to the Trustee stating that assets of the Trust are not deemed "plan assets".

TAX STATUS:

The Trust will elect to be treated as a REMIC for federal income tax purposes.


                                                                               2

  This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your
                Salomon Brothers Financial Advisor immediately.

HOME IMPROVEMENT CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:

Class HI:A:       20.00% subordination (Class HI:M-1, HI:M-2, HI:B-1, and
                  HI:B-2) & Residual (Class C)

Class HI:M-1:     12.00% subordination (Class HI:M-2, HI:B-1 and HI:B-2) &
                  Residual (Class C)

Class HI:M-2:     7.00% subordination (HI:B-1 and HI:B-2) & Residual (Class C)

Class HI:B-1:     2.25% subordination (Class HI:B-2) & Residual (Class C)

Class HI:B-2:     Limited Guaranty & Residual (Class C)

DISTRIBUTIONS:

The "Sub-Pool HI Amount Available" will generally consist of payments made on or in respect of the Home Improvement Contracts comprising Sub-Pool HI, and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Monthly Servicing Fee with respect to the Home Improvement Contracts, and to the Class C Certificateholder.

The Sub-Pool HI Amount Available will generally be applied first to distributions to the Class HI:A Certificateholders, then to the Class HI:M Certificateholders and then to the Class HI:B Certificateholders.

The Class HI:A Certificates are senior to both the Class HI:M and the Class HI:B Certificates. The Class HI:M Certificates are senior to the Class HI:B Certificates.

CLASS HI:A INTEREST:

Interest on each Class of Class HI:A Certificates will be paid concurrently at the related Pass-Through Rate on the related and then outstanding Class Principal Balance. Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid, in each case to but excluding the following Payment Date. Interest will be computed on a 30/360 basis.

Interest shortfalls will be carried forward, and will bear interest at the related Pass-Through Rate, to the extent legally permissible.

                                                                               3

  This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your
                Salomon Brothers Financial Advisor immediately.

CLASS HI:A PRINCIPAL:

After payment of all interest distributable to the Class HI:A Certificateholders, the Sub-Pool HI Senior Percentage of the Sub-Pool HI Formula Principal Distribution Amount will be distributed first to the Class HI:A-1 Certificateholders, until the Class HI:A-1 Principal Balance has been reduced to zero, then to the Class HI:A-2 Certificateholders, until the Class HI:A-2 Principal Balance has been reduced to zero and then to the Class HI:A-3 Certificateholders, until the Class HI:A-3 Principal Balance has been reduced to zero.

The "Sub-Pool HI Formula Principal Distribution Amount" for each Payment Date will generally be equal to the sum of the following: (i) all scheduled payments of principal due on each outstanding Home Improvement Contract during the preceding month; (ii) all partial principal prepayments and principal prepayments in full received on each Home Improvement Contract during the preceding month; (iii) the scheduled principal balance of each Home Improvement Contract that became liquidated during the preceding month; and (iv) the scheduled principal balance of each Home Improvement Contract purchased by Green Tree during the preceding month pursuant to the Pooling and Servicing Agreement.

The "Sub-Pool HI Senior Percentage" will equal 100% if any of the following exist:

i)   the Payment Date is prior to July 2000 (month 36);

ii) the Class HI:B Principal Balance represents less than 14% of the Scheduled Principal Balance of Sub-Pool HI; and

iii) any Class HI:B Principal Distribution Test (see below) is not satisfied.

Otherwise, the Sub-Pool HI Senior Percentage will equal a fraction, the numerator of which is the sum of the Class HI:A Principal Balance and the Class HI:M Principal Balance for a given Payment Date, and the denominator of which is the Scheduled Principal Balance of Sub-Pool HI for the immediately preceding Payment Date.

CLASS HI:M-1 INTEREST:

After payment of the Class HI:A Distribution Amount, interest will be paid to the Class HI:M-1 Certificateholders in an amount equal to the product of (a) the Class HI:M-1 Pass-Through Rate and (b) the then outstanding Class HI:M-1 Principal Balance (less the Class HI:M-1 Liquidation Loss Principal Amount, if any). Interest will initially accrue from the Settlement Date and will thereafter accrue from the most recent Payment Date on which interest has been paid, in each case to but excluding the following Payment Date. Interest will be computed on 30/360 basis.

Interest shortfalls will be carried forward, and will bear interest at the related Pass-Through Rate, to the extent legally permissible.

                                                                               4

  This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your
                Salomon Brothers Financial Advisor immediately.

CLASS HI:M-1 PRINCIPAL:

The Class HI:M-1 Certificateholders will not receive principal until the Class HI:A Principal Balance has been reduced to zero. At that time the Class HI:M-1 Certificateholders will be entitled to receive the Sub-Pool HI Senior Percentage of the Sub-Pool HI Formula Principal Distribution Amount, until the Class HI:M-1 Principal Balance has been reduced to zero.

CLASS HI:M-2 INTEREST:

After payment of the Class HI:A and the Class HI:M-1 Distribution Amounts, interest will be paid to the Class HI:M-2 Certificateholders in an amount equal to the product of (a) the Class HI:M-2 Pass-Through Rate and (b) the then outstanding Class HI:M-2 Principal Balance (less the Class HI:M-2 Liquidation Loss Principal Amount, if any). Interest will initially accrue from the Settlement Date and will thereafter accrue from the most recent Payment Date on which interest has been paid, in each case to but excluding the following Payment Date. Interest will be computed on a 30/360 basis.

Interest shortfalls will be carried forward, and will bear interest at the related Pass-Through Rate, to the extent legally permissible.

CLASS HI:M-2 PRINCIPAL

The Class HI:M-2 Certificateholders will not receive principal until the Class HI:A and the Class HI:M-1 Principal Balances have been reduced to zero. At that time the Class HI:M-2 Certificateholders will be entitled to receive the Sub-Pool HI Senior Percentage of the Sub-Pool HI Formula Principal Distribution Amount, until the Class HI:M-2 Principal Balance has been reduced to zero.

CLASS HI:B-1 INTEREST:

After payment of the Class HI:A, the Class HI:M-1 and the Class HI:M-2 Distribution Amounts, interest will be paid to the Class HI:B-1 Certificateholders in an amount equal to the product of (a) the Class HI:B-1 Pass-Through Rate and (b) the then outstanding Class HI:B-1 Principal Balance (less the Class HI:B-1 Liquidation Loss Principal Amount, if any). Interest will initially accrue from the Settlement Date and will thereafter accrue from the most recent Payment Date on which interest has been paid, in each case to but excluding the following Payment Date. Interest will be computed on a 30/360 basis.

Interest shortfalls will be carried forward, and will bear interest at the related Pass-Through Rate, to the extent legally permissible.

                                                                               5

  This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your
                Salomon Brothers Financial Advisor immediately.

CLASS HI:B-1 PRINCIPAL:

The Class HI:B-1 Certificateholders will not receive principal payments until the (i) Class HI:B Cross-over Date and (ii) such time as either (a) each Class HI:B Principal Distribution Test is satisfied or (b) the Class HI:A Principal Balance and the Class HI:M Principal Balance have been reduced to zero. At that time, to the extent of the amount available after payment of the Class HI:A, and Class HI:M Distribution Amounts and Class HI:B-1 interest, the Class HI:B-1 Certificateholders will receive the Class HI:B Percentage of the Sub-Pool HI Formula Principal Distribution Amount until the Class HI:B-1 Principal Balance has been reduced to zero.

The Class HI:B Percentage will equal 100% minus the Sub-Pool HI Senior Percentage. The Class HI:B Percentage after the Class HI:A and the Class HI:M Principal Balances have been reduced to zero will be equal to 100%.

CLASS HI:B-2 INTEREST:

After payment of the Class HI:A, Class HI:M-1, Class HI:M-2 and Class HI:B-1 Distribution Amounts, interest will be paid to the Class HI:B-2 Certificateholders in an amount equal to the product of (a) the Class HI:B-2 Pass-Through Rate and (b) the then outstanding Class HI:B-2 Principal Balance (less the Class HI:B-2 Liquidation Loss Principal Amount, if any). The Limited Guaranty will be available to pay interest to the Class HI:B-2 Certificateholders if the Sub-Pool HI Class HI:B2 Remaining Amount Available is not sufficient. Interest will initially accrue from the Settlement Date and will thereafter accrue from the most recent Payment Date on which interest has been paid, in each case to but excluding the following Payment Date. Interest will be computed on a 30/360 basis.

Interest shortfalls will be carried forward, and will bear interest at the related Pass-Through Rate, to the extent legally permissible.

CLASS HI:B-2 PRINCIPAL:

The Class HI:B-2 Certificateholders will not generally receive principal payments until the Class HI:B-1 Principal Balance has been reduced to zero. At that time, if each Class HI:B Principal Distribution Test is satisfied (unless the Class HI:A and Class HI:M Principal Balances have been reduced to zero), to the extent of the amount available after payment the Class HI:A, the Class HI:M and the Class HI:B-1 Distribution Amounts and any amounts actually paid under the Class HI:B-2 Limited Guaranty, the Class HI:B-2 Certificateholders will receive the Class HI:B Percentage of the Sub-Pool HI Formula Principal Distribution Amount until the Class HI:B-2 Principal Balance has been reduced to zero.

In addition, on each Payment Date, the Class HI:B-2 Certificateholders are entitled to receive, pursuant to the Class HI:B-2 Limited Guaranty, the Class HI:B-2 Liquidation Loss Principal Amount until the Class HI:B-2 Principal Balance has been reduced to zero.

                                                                               6

  This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon
                    Brothers Financial Advisor immediately.

LOSSES ON LIQUIDATED HI CONTRACTS:

If Net Liquidation Proceeds from Liquidated Contracts in Sub-Pool HI in a collection period are less than the Scheduled Principal Balance of such Liquidated Contracts plus accrued and unpaid interest thereon, the deficiency will be absorbed by the Class C Certificateholder, then the Guaranty Fee otherwise payable to the Company, then the Monthly Servicing Fee otherwise payable to the Servicer (as long as Green Tree is the Servicer), then the Class HI:B-2 Certificateholders, then the Class HI:B-1 Certificateholders, then the Class HI:M-2 Certificateholders, and then the Class HI:M-1 Certificateholders and then the Class HI:A Certificateholders. Such a deficiency as allocated to any particular class of Certificates is referred to herein as a "Liquidation Loss Amount" with respect to such class of Certificates.

CLASS HI:B-2 LIMITED GUARANTY:

The Class HI:B-2 Limited Guaranty will be available to pay the Class HI:B-2 Liquidation Loss Principal Amount and the Class HI:B-2 Distribution Amount. The Class HI:B-2 Limited Guaranty will be an unsecured general obligation of the Company.

CLASS HI:B PRINCIPAL DISTRIBUTION TESTS:

(i) the average of the Sub-Pool HI Sixty-Day Delinquency Ratio as of the given Payment Date and the prior two Payment Dates must not exceed 2.5%;

(ii) the average of the Sub-Pool HI Thirty-Day Delinquency Ratio as of the given Payment Date and the prior two Payment Dates must not exceed 5%;

(iii) the Sub-Pool HI Cumulative Realized Losses with respect to Sub-Pool HI as of a given Payment Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance of Sub-Pool HI, depending on the year in which such Payment Date occurs;

(iv) the Sub-Pool HI Current Realized Loss Ratio as of the given Payment Date must not exceed 2.5%; and

(v) the Class HI:B Principal Balance divided by the Pool Scheduled Principal Balance of Sub-Pool HI as of the immediately preceding Payment Date must be equal to or greater than 14%.

                                                                               7

  This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon
                    Brothers Financial Advisor immediately.

                       HOME EQUITY CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:

Class HE:A:    14.00% subordination (Class HE:M-1, HE:M-2, HE:B-1, and HE:B-2) &
               Residual (Class C)

Class HE:M-1:  8.50% subordination (Class HE:M-2, HE:B-1 and HE:B-2) & Residual
               (Class C)

Class HE:M-2   5.00% subordination (Class HE:B-1 and HE:B-2) & Residual
               (Class C)

Class HE:B-1   1.50% subordination (Class HE:B-2, & Residual (Class C)

Class HE:B-2:  Limited Guaranty & Residual (Class C)

DISTRIBUTIONS:

The Sub-Pool HE Amount Available will generally consist of payments made on or in respect of the Home Equity Contracts comprising Sub-Pool HE, and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Monthly Servicing Fee with respect to the Home Equity Contracts, and to the Class C Certificateholder.

The Sub-Pool HE Amount Available will generally be applied first to the distributions to the Class HE:A Certificateholders, then to the Class HE:M Certificateholders, and then to the Class HE:B Certificateholders.

The rights of the floating rate Class HE:A-1 ARM Certificateholders are pari passu with the rights of the fixed rate Class HE:A-1, Class HE:A-2, and Class HE:A-3 Certificateholders to receive distributions on each Payment Date. The Class HE:A Certificates are senior to the Class HE:M and the Class HE:B Certificates. The Class HE:M Certificates are senior to the Class HE:B Certificates.

                                                                               8

  This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon
                    Brothers Financial Advisor immediately.

CLASS HE:A  INTEREST:

Interest on each Class of Class HE:A Certificates will be paid concurrently at the related Pass-Through Rate based on the related and then outstanding Class Principal Balance. Interest will initially accrue from the Settlement Date, and will thereafter accrue in each case from the most recent Payment Date on which interest has been paid to but excluding the following Payment Date. The Pass-Through Rate for the Class HE:A-1 ARM Certificates shall be floating and equal to the lesser of:

i)    one-month LIBOR plus the Pass-Through Margin;

ii)   the Available Funds Pass-Through Rate; and

iii)  14.00%.

The Pass-Through Margin will equal ____% per annum through the Payment Date on which the principal balance of the Home Equity and Home Improvements Contracts is 10% or more of the Principal Balance of the Home Equity and Home Improvement Contracts as of the Cut-off Date, and [2 x initial pricing margin] per annum on each Payment Date on which the principal balance of the Home Equity and Home Improvement Contracts is less than 10% of the Principal Balance of the Home Equity and Home Improvement Contracts as of the Cut-off Date. The Available Funds Pass-Through Rate for any Payment Date will be a rate per annum equal to the weighted average of the Expense Adjusted Mortgage Rates on the then outstanding Adjustable Rate Mortgage Contracts. The Expense Adjusted Mortgage Rate on any Adjustable Rate Mortgage contract is equal to the then applicable Mortgage Rate thereon, minus the Expense Fee Rate, which is ___% per annum and equal to the sum of the servicing fee and the trustee fee.

Each Class of the Class HE:A Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis with the exception of the Class HE:A - 1 ARM Certificates which will bear interest at a variable Pass-Through Rate calculated on an actual/360 basis.

Interest shortfalls will be carried forward, and will bear interest at the applicable Class HE:A Pass-Through Rate, to the extent legally permissible.

CLASS HE:A PRINCIPAL:

After payment of all interest distributable to the Class HE:A Certificateholders, the Class HE:A-1 ARM Formula Principal Distribution Amount will be distributed to the Class HE:A-1 ARM Certificateholders and the Sub-Pool HE Senior Percentage of the Sub-Pool HE Formula Principal Distribution Amount (less the Class HE:A-4 Lockout Distribution Amount as defined below) will be distributed first to the Class HE:A-1 Certificateholders, until the Class HE:A-1 Principal Balance has been reduced to zero, then to the Class HE:A-2 Certificateholders until the Class HE:A-2 Principal Balance has been reduced to zero, and then to the Class HE:A-3 Certificateholders until the Class HE:A-3 Principal Balance has been reduced to zero.

                                                                               9

  This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon
                    Brothers Financial Advisor immediately.

The Class HE:A-4 Certificateholders are entitled to receive payments of the Class HE:A-4 Lockout Distribution Amount specified below, provided, that if on any Payment Date the Class HE:A-3 Certificate Principal Balance is zero, the Certificateholders of the Class HE:A-4 Certificates will be entitled to receive the entire Sub-Pool HE Senior Percentage of the Sub-Pool HE Formula Principal Distribution Amount less the amount, if any, distributed in payment of principal on the Class HE:A-3 Certificates on such Payment Date, until such time as the class HE:A-4 Principal Balance has been reduced to zero.

The "Class HE:A-4 Lockout Distribution Amount" for any Payment Date will be the product of (i) the applicable Class HE:A-4 Lockout Percentage for such Payment Date and (ii) the Class HE:A-4 Lockout Pro Rata Distribution Amount for such Payment Date. The Class HE:A-4 Lockout Percentage for any Payment Date shall be as follows:

          Payment Dates:                           Lockout Percentage:
          --------------                           -------------------
          July 1997-June 2000                                      0%

          July 2000-June 2002                                     20%

          July 2002-June 2003                                     80%

          July 2003-June 2004                                    100%

          July 2004 and thereafter                               300%

The "Class HE:A-4 Lockout Pro Rata Distribution Amount" for any Payment Date will be an amount equal to the product of (x) a fraction, the numerator of which is the Certificate Principal Balance of the Class HE:A-4 Certificates immediately prior to such Payment Date and the denominator of which is the sum of the Class HE:A-1, Class HE:A-2, Class HE:A-3 and Class HE:A-4 Principal Balances and (y) the Sub-Pool HE Senior Percentage of the Sub-Pool HE Formula Principal Distribution Amount.

The Sub-Pool HE Senior Percentage for a Payment Date will equal 100% if any of the following exist:

i)    it is prior to July 2000 (Month 36);

ii) the Class HE:B Principal Balance represents less than 10.00% of the Scheduled Principal Balance of Sub-Pool HE; and

iii)  each Class HE:B Principal Distribution Test (See below) is not satisfied.

                                                                              10

  This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon
                    Brothers Financial Advisor immediately.

Otherwise, the Sub-Pool HE Senior Percentage will equal a fraction, the numerator of which is the sum of the Class HE:A Principal Balance (excluding the Class HE:A-1 ARM Principal Balance) and the Class HE:M Principal Balance for a given Payment Date, and the denominator of which is the Scheduled Principal Balance Sub-Pool HE for the immediately preceding Payment Date.

CLASS HE:M-1 INTEREST:

After payment of Class HE:A Distribution Amount, interest will be paid to the Class HE:M-1 Certificateholders in an amount equal to the product of (a) the Class HE:M-1 Pass-Through Rate and (b) the then outstanding Class HE:M-1 Principal Balance (less the Class HE:M-1 Liquidation Loss Principal Amount, if any). Interest will initially accrue from the Settlement Date, and will thereafter accrue from the most recent Payment Date on which interest has been paid, in each case to but excluding the following Payment Date. Interest will be computed on a 30/360 basis.

Interest shortfalls will be carried forward, and will bear interest at the Class HE:M-1 Pass Through Rate, to the extent legally permissible.

CLASS HE:M-1 PRINCIPAL:

Class HE:M-1 Certificateholders will not receive principal until the Class HE:A Principal Balance has been reduced to zero. At that time, the Class HE:M-1 Certificateholders will be entitled to receive the Senior Percentage of the Formula Principal Distribution Amount, until the Class HE:M-1 Principal Balance has been reduced to zero.

CLASS HE:M-2 INTEREST:

After payment of Class HE:A and Class HE:M-1 Distribution Amounts, interest will be paid to the Class HE:M-2 Certificateholders in an amount equal to the product of (a) the Class HE:M-2 Pass-Through Rate and (b) the then outstanding Class HE:M-2 Principal Balance (less the Class HE:M-2 Liquidation Loss Principal Amount, if any). Interest will initially accrue from the Settlement Date, and will thereafter accrue from the most recent Payment Date on which interest has been paid, in each case to but excluding the following Payment Date. Interest will be computed on a 30/360 basis.

Interest shortfalls will be carried forward, and will bear interest at the Class HE:M-2 Pass Through Rate, to the extent legally permissible.

CLASS HE:M-2 PRINCIPAL:

Class HE:M-2 Certificateholders will not receive principal until the Class HE:A and Class HE:M-1 Principal Balances have been reduced to zero. At that time the Class HE:M-2 Certificateholders will be entitled to receive the Senior Percentage of the Sub-Pool HE:Formula Principal Distribution Amount, until the Class HE:M-2 Principal Balance has been reduced to zero.

                                                                              11

  This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon
                    Brothers Financial Advisor immediately.

CLASS HE:B-1 INTEREST:

After payment of the Class HE:A, Class HE:M-1 and Class HE:M-2 Distribution Amounts, interest will be paid to the Class HE:B-1 Certificateholders in an amount equal to the product of (a) the Class HE:B-1 Pass Through Rate and (b) the then outstanding Class HE:B-1 Principal Balance (less the Class HE:B-1 Liquidation Loss Principal Amount, if any). Interest will initially accrue from the Settlement Date, and will thereafter accrue from the most recent Payment Date on which interest has been paid, in each case to but excluding the following Payment Date. Interest will be computed on a 30/360 basis.

Interest shortfalls will be carried forward, and will bear interest at the Class HE:B-1 Pass-Through Rate, to the extent legally permissible.

CLASS HE:B-1 PRINCIPAL:

The Class HE:B-1 Certificateholders will not receive principal payments until the Class HE:B Cross-over Date. At that time, to the extent of the amount available after payment of the Class HE:A and Class HE:M Distribution Amounts and Class HE:B-1 interest, Class HE:B-1 Certificateholders will receive the Class HE:B Percentage of the Formula Principal Distribution Amount until the Class HE:B-1 Principal Balance has been reduced to zero.

The Class HE:B Percentage will be equal to 100% minus the Senior Percentage. The Class HE:B Percentage after the Class HE:A and Class HE:M Principal Balances have been reduced to zero will be equal to 100%.

CLASS HE:B-2 INTEREST:

After payment of the Class HE:A, Class HE:M-1, Class HE:M-2 and Class HE:B-1 Distribution Amounts, interest will be paid to the Class HE:B-2 Certificateholders in an amount equal to the product of (a) the Class HE:B-2 Pass-Through Rate and (b) the then outstanding Class HE:B-2 Principal Balance less the Class HE:B-2 Liquidation Loss Principal Amount. The Class HE:B-2 Limited Guaranty will be available to pay interest to the Class HE:B-2 Certificateholders if the Amount Available is not sufficient. Interest will initially accrue from the Settlement Date, and thereafter will accrue from the most recent Payment Date on which interest has been paid, in each case to but excluding the following Payment Date. Interest will be computed on 30/360 basis.

Interest shortfalls will be carried forward, and will bear interest at the Class HE:B-2 Pass-Through Rate, to the extent legally permissible.

                                                                              12

  This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon
                    Brothers Financial Advisor immediately.

CLASS HE:B-2 PRINCIPAL:

The Class HE:B-2 Certificateholders will not receive principal payments until the Class HE:B-1 Principal Balance has been reduced to zero. At that time, if each Class HE:B Principal Distribution Test is satisfied (unless the Class HE:A and Class HE:M Principal Balances have been reduced to zero ), to the extent the amount available after payment of the Class HE:A, the Class HE:M and the Class HE:B-1 Distribution Amounts and any amounts actually paid under the Class HE:B-2 Limited Guaranty, the Class HE:B-2 Certificateholders will receive the Class HE:B Percentage of the Sub-Pool HE:Formula Principal Distribution Amount until the Class HE:B-2 Principal Balance has been reduced to zero.

On each Payment Date, the Class HE:B-2 Certificateholders will be entitled to receive pursuant to the Class HE:B-2 Limited Guaranty, the Class HE:B-2 Liquidation Loss Principal Amount until the Class HE:B-2 Principal Balance has been reduced to zero.

LOSSES ON LIQUIDATED HE CONTRACTS:

If Net Liquidation Proceeds from Liquidated Contracts in the respective collection period are less than the Scheduled Principal Balance of such Liquidated Contracts plus accrued and unpaid interest thereon, the deficiency will be absorbed by the Class HE:C Certificateholder, then the Guaranty Fee otherwise payable to the Company, then the Monthly Servicing Fee otherwise payable to the Servicer (as long as Green Tree is the Servicer), then the Class HE:B-2 Certificateholders, then the Class HE:B-1 Certificateholders, then the Class HE:M-2 Certificateholders, then the Class HE:M-1 Certificateholders and then the Class HE:A Certificateholders.

CLASS HE:B-2 LIMITED GUARANTY:

The Class HE:B-2 Limited Guaranty will be available to pay the Class HE:B-2 Liquidation Loss Principal Amount and the Class HE:B-2 Distribution Amount. The Class HE:B-2 Limited Guaranty will be an unsecured general obligation of the Company.

                                                                              13

  This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon
                    Brothers Financial Advisor immediately.

CLASS HE:B PRINCIPAL DISTRIBUTION TESTS:

i) the average of the Sixty-Day Delinquency Ratio as of the Payment Date and the prior two Payment Dates must not exceed 6%;

ii) the average of the Thirty-Day Delinquency Ratio as of the Payment Date and the prior two Payment Dates must not exceed 12%;

iii) the Cumulative Realized Losses as of the given Payment Date must not exceed 7.5%;

iv) the Current Realized Loss Ratio as of the given Payment Date must not exceed 2.0%; and

v) the Class B Principal Balance divided by the Pool Scheduled Principal Balance of as of the immediately preceding Payment Date must be equal to or greater than 10%.

                                                                              14

  This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon
                    Brothers Financial Advisor immediately.

                          Home Improvement Contracts

The Home Improvement Contracts comprising Sub-Pool HI consist of conventional and FHA-insured home improvement contracts and promissory notes. The obligations of the Obligor under each Home Improvement Contract are secured by the related real estate.

          The Home Improvement Contract Sub-Pool
          Number of Contracts in Sub-Pool              7,523
          Wgt. Avg. Contract Rate:                     10.784%
          Range of Rates:                              6.99% - 16.99%
          Wgt. Avg. Orig. Maturity:                    214 mos.
          Wgt. Avg. Rem. Maturity:                     214 mos.
          Avg. Rem Princ. Balance:                     $18,195.07

               Geographic Distribution of Mortgaged Properties
                          Home Improvement Contracts


                                  % of HI Contract
                                       Sub-Pool by                                   % of HI Contract Sub-
                Number of                Number of        Aggregate Principal          Pool by Outstanding
State           Contracts                Contracts        Balance Outstanding            Principal Balance
----------------------------------------------------------------------------------------------------------
CA                  1,240                   16.48%             $33,611,988.35                       24.56%
AZ                    529                    7.03%             $10,597,561.13                        7.74%
NY                    544                    7.23%              $9,858,999.32                        7.20%
NJ                    504                    6.70%              $8,811,547.51                        6.44%
FL                    473                    6.29%              $8,662,418.68                        6.33%
Other States*       4,233                   56.27%             $65,339,009.25                       47.73%
                ---------         ----------------        -------------------        ---------------------
       Total        7,523                  100.00%            $136,881,524.24                      100.00%

* No one State in this category constitutes more than 5% of the Sub-Pool HI Outstanding Principal Balance.


                             Years of Origination
                          Home Improvement Contracts


                                Number of              Aggregate Principal                % of HI Contract Sub-Pool by
 Year of Origination            Contracts              Balance Outstanding               Outstanding Principal Balance
----------------------------------------------------------------------------------------------------------------------
 1990                            1                              $6,050.00                                        0.00%
 1993                            1                             $26,113.00                                        0.02%
 1995                            1                              $8,759.00                                        0.01%
 1996                           307                         $7,489,026.34                                        5.47%
 1997                         7,213                       $129,351,575.90                                       94.50%
                          ---------------               -----------------                -----------------------------
    Total                     7,523                       $136,881,524.24                                      100.00%

                                                                              15

  This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon
                    Brothers Financial Advisor immediately.

                               Original Amounts
                          Home Improvement Contracts

                                                                            % of HI Contract Sub-
     Original Amounts            Number of            Aggregate Principal     Pool by Outstanding
      (in Dollars)               Contracts            Balance Outstanding       Principal Balance
------------------------------------------------------------------------------------------------------
Between $0 - $9,999               1,618                 $11,636,709.82              8.50%
Between $10,000 - $19,999         3,298                 $48,434,135.87             35.38%
Between $20,000 - $29,999         1,693                 $40,607,890.22             29.67%
Between $30,000 - $39,999           577                 $19,426,789.21             14.19%
Between $40,000 - $49,999           209                  $9,014,271.85              6.59%
Between $50,000 - $59,999            94                  $4,882,022.81              3.57%
Between $60,000 - $69,999            13                    $816,178.69              0.60%
Between $70,000 - $79,999             8                    $602,542.20              0.44%
Between $80,000 - $89,999             5                    $415,919.19              0.30%
Between $90,000 - $99,999             1                     $96,690.26              0.07%
Between $100,000 - $109,999           4                    $426,608.91              0.31%
Between $110,000 - $119,999           1                    $118,528.69              0.09%
$200,000 +                            2                    $403,236.52              0.29%
                               ------------        ----------------------    ---------------
                   Total          7,523                $136,881,524.24            100.00%



                                Contract Rates
                          Home Improvement Contracts

                                                                             % of HI Contract Sub-
                                 Number of           Aggregate Principal       Pool by Outstanding
  Contract Rates                 Contracts           Balance Outstanding         Principal Balance
------------------------------------------------------------------------------------------------------
From 0.000% - 9.000%                137                  $3,929,888.22              2.87%
From 9.001% - 10.000%             2,654                 $60,608,832.78             44.28%
From 10.001% - 11.000%            1,751                 $34,225,363.51             25.00%
From 11.001% - 12.000%            1,388                 $22,464,495.24             16.41%
From 12.001% - 13.000%            1,111                 $11,002,136.06              8.04%
From 13.001% - 14.000%              285                  $2,669,366.82              1.95%
From 14.001% - 15.000%              119                  $1,299,702.49              0.95%
From 15.001% - 16.000%               65                    $571,431.95              0.42%
From 16.001% - 17.000%               13                    $110,307.17              0.08%
                               ------------        ----------------------    -------------------------
                   Total          7,523                $136,881,524.24            100.00%

                                                                              16

  This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon
                    Brothers Financial Advisor immediately.

                         Remaining Months to Maturity
                          Home Improvement Contracts


                                                             % of HI Contract Sub-
                          Number    Aggregate Principal        Pool by Outstanding
Months Remaining    of Contracts    Balance Outstanding          Principal Balance
-----------------------------------------------------------------------------------
0-30                          14            $111,660.97                      0.08%
31-60                        492          $4,303,906.05                      3.14%
61-90                        273          $2,563,592.65                      1.87%
91-120                     1,912         $24,657,266.08                     18.01%
121-150                       71            $976,457.67                      0.71%
151-180                    2,013         $35,991,797.28                     26.30%
181-210                       10            $150,172.21                      0.11%
211-240                      884         $18,629,077.03                     13.61%
241-270                        1             $13,893.22                      0.01%
271-300                    1,852         $49,469,523.08                     36.15%
301 +                          1             $14,178.00                      0.01%
                  ----------------    -------------------          -----------------
   Total                   7,523        $136,881,524.24                    100.00%
                  ================    ===================          =================
-----------------------------------------------------------------------------------


                                 Lien Position
                          Home Improvement Contracts


                                     % of HI Contract                                           % of HI Contract
                                          Sub-Pool by                       Aggregate                Sub-Pool by
                       Number                  Number               Principal Balance                Outstanding
Lien Position    of Contracts            of Contracts                     Outstanding          Principal Balance
----------------------------------------------------------------------------------------------------------------
First                     452                  6.01%                    $6,975,204.75                     5.10%
Second                  5,736                 76.25%                  $106,937,234.78                    78.12%
Third                   1,328                 17.65%                   $22,887,234.16                    16.72%
Fourth                      7                  0.09%                       $81,850.55                     0.06%
               ----------------    -------------------          -----------------------            --------------
   Total                7,523                100.00%                  $136,881,524.24                   100.00%
               ================    ===================          =======================            ==============
-----------------------------------------------------------------------------------------------------------------

                                                                              17

  This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer please contact your
                Salomon Brothers Financial Advisor immediately.

                             Home Equity Contracts

The Home Equity Contracts consist of both fixed rate and adjustable rate closed-end home equity contracts. The adjustable rate closed-end home equity contracts are subject to interest rate adjustments after an initial six month or twenty-four month period. The loans subject to adjustment after an initial six months and twenty-four months are referred to herein as "Adjustable Rate Contracts". All Home Equity Contracts which are not Adjustable Rate Contracts are referred herein as "Fixed Rate Contracts" - The obligators of the Obligor under each Home Equity Contract are secured by the related real estate.

                       The Home Equity Contract Sub-Pool
                               Fixed Rate Loans

             Number of Contracts in Sub-Pool            2,738
             Wgt. Avg. Contract Rate:                   12.03%
             Range of Rates:                            7.70% - 19.60%
             Wgt. Avg. Orig. Maturity:                  236
             Wgt. Avg. Rem. Maturity:                   232
             Avg. Rem Princ. Balance:                   $52,760.34
             Wgt. Avg. LTV                              70.3%
             Wgt. Avg. CLTV:                            85.9%

                Geographic Distribution Of Mortgage Properties
                       Fixed Rate Home Equity Contracts

                                                % of HE Contract                               % of HE Contract
                                                     Sub-Pool by                Aggregate           Sub-Pool by
                                    Number                Number        Principal Balance           Outstanding
State                          of Contacts          of Contracts              Outstanding     Principal Balance
------------------------------------------------------------------------------------------------------------------
OH                                     286                10.45%           $12,700,773.01                 8.79%
GA                                     146                 5.33%            $8,877,925.08                 6.15%
AL                                     172                 6.28%            $8,603,513.61                 5.96%
NC                                     148                 5.41%            $8,516,922.30                 5.90%
FL                                     156                 5.70%            $8,529,902.31                 5.90%
PA                                     138                 5.04%            $8,478,040.16                 5.87%
NY                                     119                 4.35%            $7,562,116.53                 5.23%
MI                                     126                 4.60%            $7,437,320.15                 5.15%
VA                                     129                 4.71%            $7,284,570.19                 5.04%
Other States *                       1,318                48.13%           $66,466,722.51                46.01%
                         -----------------     -----------------        -----------------     -----------------
     Total                           2,738               100.00           $144,457,805.85               100.00%
                         =================     =================        =================     =================

--------------------------------------------------------------------------------
* No one State in this category constitutes more than 5% of the Sub-Pool HE Outstanding Principal Balance.
--------------------------------------------------------------------------------

                             Years Of Origination
                       Fixed Rate Home Equity Contracts


                                                                % of HI Contract Sub-
                              Number       Aggregate Principal    Pool of Outstanding
Year of Origination     of Contracts       Balance Outstanding      Principal Balance
-------------------------------------------------------------------------------------
1987                               1                $62,037.76                  0.04%
1989                              23             $2,667,726.26                  1.85%
1990                              27             $3,034,335.87                  2.10%
1991                               1                $68,880.87                  0.05%
1992                               1               $219,238.25                  0.15%
1993                               1                $23,850.00                  0.02%
1995                               1               $133,238.65                  0.09%
1996                              36             $1,453,130.91                  1.01%
1997                           2,647           $136,795,367.28                 94.69%
                   -----------------         -----------------      -----------------
     Total                     2,738           $144,457,805.85                100.00%
                   =================         =================      =================
-------------------------------------------------------------------------------------

  This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon
                    Brothers Financial Advisor immediately.

                               Original Amounts
                       Fixed Rate Home Equity Contracts

                                                                           % of HE Contract Sub-
Original Amounts                         Number     Aggregate Principal      Pool by Outstanding
(in Dollars)                       of Contracts     Balance Outstanding        Principal Balance
--------------------------------------------------------------------------------------------------
Between $0 - $25,000                       784           $14,156,307.59                    9.80%
Between $25,001 - $50,000                  821           $29,915,560.48                   20.71%
Between $50,001 - $75,000                  559           $34,684,391.60                   24.02%
Between $75,001 - $100,000                 265           $23,019,076.19                   15.93%
Between $100,001 - $125,000                148           $16,454,304.48                   11.39%
Between $125,001 - $150,000                 87           $11,690,616.11                    8.09%
Between $150,001 - $175,000                 36            $5,812,603.84                    4.02%
Between $175,001 - $200,000                 14            $2,605,934.02                    1.80%
Between $200,001 - $225,000                  7            $1,486,860.78                    1.03%
Between $225,001 - $250,000                  9            $2,109,136.46                    1.46%
Between $250,001 - $275,000                  4            $1,037,964.30                    0.72%
Between $300,001 - $325,000                  1              $318,200.00                    0.22%
Between $350,001 - $375,000                  1              $360,000.00                    0.25%
Between $375,001 - $400,000                  1              $391,850.00                    0.27%
Between $400,001 - $425,000                  1              $415,000.00                    0.29%
                              -----------------        -----------------        -----------------
  Total                                  2,738          $144,457,805.85                  100.00%
                              =================        =================        =================
-------------------------------------------------------------------------------------------------

                                Contract Rates
                       Fixed Rate Home Equity Contracts

                                                                           % of HE Contract Sub-
                                         Number     Aggregate Principal      Pool by Outstanding
Contract Rates                     of Contracts     Balance Outstanding        Principal Balance
--------------------------------------------------------------------------------------------------
From 0.000 - 8.500                           3              $388,458.25                   0.27%
From 8.501 - 9.000                           9              $732,644.73                   0.51%
From 9.001 - 9.500                          28            $2,997,173.80                   2.07%
From 9.501 - 10.000                         69            $6,767,977.48                   4.69%
From 10.001 - 10.500                       130           $10,850,398.00                   7.51%
From 10.501 - 11.000                       278           $23,545,609.42                  16.30%
From 11.001 - 11.500                       195           $13,304,082.67                   9.21%
From 11.501 - 12.000                       337           $19,664,966.71                  13.61%
From 12.001 - 12.500                       320           $14,977,178.66                  10.37%
From 12.501 - 13.000                       371           $17,102,838.39                  11.84%
From 13.001 - 13.500                       289           $11,116,797.99                   7.70%
From 13.501 - 14.000                       298            $9,981,923.89                   6.91%
From 14.001 - 14.500                       178            $6,299,128.48                   4.36%
From 14.501 - 15.000                       102            $2,909,361.29                   2.01%
From 15.001 +                              131            $3,819,266.08                   2.64%
                              -----------------        -----------------        -----------------
  Total                                  2,738           144,457,805.85                 100.00%
                              =================        =================        =================
-------------------------------------------------------------------------------------------------

                                                                              19

  This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your
                Salomon Brothers Financial Advisor immediately.

                         Remaining Months To Maturity
                       Fixed Rate Home Equity Contracts

                                                                                                    % of HE Contract Sub-
                                                 Number               Aggregate Principal             Pool by Outstanding
Months Remaining                           of Contracts               Balance Outstanding               Principal Balance
--------------------------------------------------------------------------------------------------------------------------
35 - 48                                              1                         $12,000.00                           0.01%
49 - 60                                             25                        $416,429.55                           0.29%
61 - 72                                              5                        $139,370.65                           0.10%
73 - 84                                             32                      $1,166,350.20                           0.81%
85 - 96                                             11                        $235,004.79                           0.16%
97 - 108                                             4                        $318,315.83                           0.22%
109 - 120                                          218                      $5,689,435.91                           3.94%
121 - 132                                            4                        $128,760.00                           0.09%
133 - 144                                           10                        $478,170.00                           0.33%
145 - 156                                            2                        $103,850.00                           0.07%
157 - 168                                            1                         $41,550.28                           0.03%
169 - 180                                        1,237                     $58,528,001.61                          40.51%
181 - 192                                            1                         $31,237.77                           0.02%
193 - 216                                            4                        $149,450.00                           0.10%
217 - 240                                          717                     $37,394,499.26                          25.89%
241 - 300                                          216                     $17,938,901.20                          12.42%
301 - 348                                            2                        $114,500.00                           0.08%
349 - 360                                          248                     $21,571,978.80                          14.93%
                                 ----------------------             ----------------------         ----------------------
     Total                                       2,738                    $144,457,805.85                         100.00%
                                 ======================             ======================         ======================
--------------------------------------------------------------------------------------------------------------------------

                                 Lien Position
                       Fixed Rate Home Equity Contracts

                                                 % of HE Contract                                        % of HE Contract
                                                      Sub-Pool by                     Aggregate               Sub-Pool by
                                  Number                   Number             Principal Balance               Outstanding
Lien Position               of Contracts             of Contracts                   Outstanding         Principal Balance
--------------------------------------------------------------------------------------------------------------------------
First                              1,475                   53.87%               $107,156,714.53                    74.18%
Second                             1,262                   46.09%                $37,262,531.32                    25.79%
Fourth                                 1                    0.04%                    $38,560.00                     0.03%
                         ----------------        ----------------              ----------------          ----------------
     Total                         2,738                  100.00%               $144,457,805.85                   100.00%
                         ================        ================              ================          ================
--------------------------------------------------------------------------------------------------------------------------


                                                                              20

  This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon
                    Brothers Financial Advisor immediately.

                         Combined Loan-To-Value Ratio
                       Fixed Rate Home Equity Contracts

                                                                     % of HE Contract Sub-
Combined                            Number    Aggregate Principal      Pool by Outstanding
Loan-to-Value Ratio           of Contracts    Balance Outstanding        Principal Balance
--------------------------------------------------------------------------------------------
From 0.00%-60.99%                    170            $5,782,957.89                    4.00%
From 61.00%-65.99%                    51            $2,147,237.31                    1.49%
From 66.00%-70.99%                    98            $5,237,685.46                    3.63%
From 71.00%-75.99%                   146            $7,422,422.53                    5.14%
From 76.00%-80.99%                   249           $16,568,437.45                   11.47%
From 81.00%-85.99%                   305           $15,201,480.12                   10.52%
From 86.00%-90.99%                   768           $42,730,829.28                   29.58%
From 91.00%-95.99%                   807           $44,023,789.52                   30.47%
96.00% +                             144            $5,342,966.29                    3.70%
                        -----------------        -----------------        -----------------
    Total                          2,738          $144,457,805.85                  100.00%
                        =================        =================        =================
--------------------------------------------------------------------------------------------

                              Loan-To-Value Ratio
                       Fixed Rate Home Equity Contracts

                                                                     % of HE Contract Sub-
                                    Number    Aggregate Principal      Pool by Outstanding
Loan-to-Value Ratio           of Contracts    Balance Outstanding        Principal Balance
--------------------------------------------------------------------------------------------
From 0.00%-10.00%                     75            $1,208,824.19                    0.84%
From 10.01%-20.00%                   525           $11,750,821.84                    8.13%
From 20.01%-30.00%                   411           $12,562,209.44                    8.70%
From 30.01%-40.00%                   182            $7,425,589.03                    5.14%
From 40.01%-50.00%                    91            $3,989,741.45                    2.76%
From 50.01%-60.00%                    68            $3,059,542.29                    2.12%
From 60.01%-70.00%                   127            $6,575,011.82                    4.55%
From 70.01%-80.00%                   316           $22,165,536.37                   15.34%
From 80.01%-90.00%                   578           $43,940,999.18                   30.42%
90.00% +                             365           $31,779,530.24                   22.00%
                        -----------------        -----------------        -----------------
Total                              2,738          $144,457,805.85                  100.00%
                        =================        =================        =================
--------------------------------------------------------------------------------------------

                                                                              21

  This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your
                Salomon Brothers Financial Advisor immediately.

                       The Home Equity Contract Sub-Pool
                                   ARM Loans

                 Number of ARM Contracts in pool:              201
                 Wgt. Avg. Contract Rate:                    9.48%
                 Range of Rates:                      7.10%-13.95%
                 Wgt. Avg. Orig. Maturity:                     339
                 Wgt. Avg. Rem. Maturity:                      339
                 Avg. Rem Princ. Balance:               103,951.29
                 Wgt. Avg. CLTV:                            81.50%
                 -------------------------------------------------

                Geographic Distribution Of Mortgage Properties
                           ARM Home Equity Contracts

                                           % of HE Contract                                   % of HE Contract
                                                Sub-Pool by                Aggregate               Sub-Pool by
                            Number                   Number        Principal Balance               Outstanding
State                 of Contracts             of Contracts              Outstanding         Principal Balance
----------------------------------------------------------------------------------------------------------------
OH                              24                   11.94%            $2,162,830.60                    10.35%
CA                              12                    5.97%            $1,974,260.51                     9.45%
TX                              17                    8.46%            $1,842,322.83                     8.82%
IL                              14                    6.97%            $1,687,369.70                     8.08%
WA                              12                    5.97%            $1,279,942.95                     6.13%
MD                               5                    2.49%            $1,212,200.00                     5.80%
Other States *                 117                   58.20%           $10,735,283.25                    51.37%
                       -----------              -----------         ----------------               -----------
   Total                       201                  100.00%           $20,894,209.84                   100.00%
                       ===========              ===========         ================               ===========

--------------------------------------------------------------------------------
* No one State in this category constitutes more than 5% of the Sub-Pool HE Outstanding Principal Balance.
--------------------------------------------------------------------------------

                             Years Of Origination
                           ARM Home Equity Contracts

                                                                                    % of HE Contract Sub-
                                       Number          Aggregate Principal            Pool by Outstanding
Year of Origination              of Contracts          Balance Outstanding              Principal Balance
-------------------------------------------------------------------------------------------------------------
1997                                    201                 $20,894,209.84                        100.00%
                                 ----------              -----------------                 --------------
   Total                                201                 $20,894,209.84                        100.00%
                                 ==========              =================                 ==============
-------------------------------------------------------------------------------------------------------------

                                Contract Rates
                           ARM Home Equity Contracts

                                                                                    % of HE Contract Sub-
                                       Number          Aggregate Principal            Pool by Outstanding
Contract Rates                   of Contracts          Balance Outstanding              Principal Balance
-------------------------------------------------------------------------------------------------------------
From 0.00%-8.00%                         15                  $1,612,089.45                          7.72%
From 8.01%-9.00%                         66                  $8,174,300.30                         39.11%
From 9.01%-10.00%                        55                  $5,585,866.23                         26.73%
From 10.01%-11.00%                       34                  $3,264,938.76                         15.63%
From 11.01%-12.00%                       21                  $1,593,737.12                          7.63%
From 12.01%-13.00%                        8                    $568,077.98                          2.72%
From 13.01%-14.00%                        2                     $95,200.00                          0.46%
                                  ---------              -----------------                   ------------
    Total                               201                 $20,894,209.84                        100.00%
                                  =========              =================                   ============
-------------------------------------------------------------------------------------------------------------

                                                                              22

  This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your
                Salomon Brothers Financial Advisor immediately.

                               Original Amounts
                           ARM Home Equity Contracts

                                                                                                  % of HE Contract Sub-
Contract Amounts                              Number               Aggregate Principal              Pool by Outstanding
(in Dollars)                            of Contracts               Balance Outstanding                Principal Balance
------------------------------------------------------------------------------------------------------------------------
Between $25,001-$50,000                         12                         $484,881.37                            2.32%
Between $50,001-$75,000                         64                       $4,096,338.63                           19.60%
Between $75,001-$100,000                        40                       $3,425,742.60                           16.40%
Between $100,001-$125,000                       39                       $4,377,086.29                           20.94%
Between $125,001-$150,000                       14                       $1,896,676.88                            9.08%
Between $150,001-$175,000                       12                       $1,911,706.95                            9.15%
Between $175,001-$200,000                       10                       $1,852,126.49                            8.86%
Between $200,001-$225,000                        1                         $213,750.00                            1.02%
Between $225,001-$250,000                        1                         $245,600.00                            1.18%
Between $250,001-$275,000                        4                       $1,054,610.63                            5.05%
Between $275,001-$300,000                        2                         $557,200.00                            2.67%
Between $300,001-$350,000                        1                         $341,990.00                            1.64%
Between $350,001-$450,000                        1                         $436,500.00                            2.09%
                                   ----------------                    ----------------                   --------------
     Total                                     201                      $20,894,209.84                          100.00%
                                   ================                    ================                   ==============
------------------------------------------------------------------------------------------------------------------------

                                 Lien Position
                           ARM Home Equity Contracts

                                                                                                       % of HE Contract
                                            % of HE Contract Sub-                 Aggregate                 Sub-Pool by
                              Number               Pool by Number         Principal Balance                 Outstanding
Lien Position           of Contracts                 of Contracts               Outstanding           Principal Balance
------------------------------------------------------------------------------------------------------------------------
First                           201                    100.00%               $20,894,209.84                     100.00%
                    ----------------           ----------------            -----------------             --------------
     Total                      201                    100.00%               $20,894,209.84                     100.00%
                    ================           ================            =================             ==============
------------------------------------------------------------------------------------------------------------------------

                                                                              23

  This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon
                    Brothers Financial Advisor immediately.

                         Remaining Months To Maturity
                           ARM Home Equity Contracts

                                                                     % of HE Contract Sub-
                                    Number    Aggregate Principal      Pool by Outstanding
Months Remaining              of Contracts    Balance Outstanding        Principal Balance
--------------------------------------------------------------------------------------------
0-180                                 26            $2,052,992.21                    9.83%
181-360                              175           $18,841,217.63                   90.17%
                        -----------------        -----------------        -----------------
  Total                              201           $20,894,209.84                  100.00%
                        =================        =================        =================

                         Combined Loan-To-Value Ratio
                           ARM Home Equity Contracts

                                                                     % of HE Contract Sub-
Combined                            Number    Aggregate Principal      Pool by Outstanding
Loan-to-Value Ratio           of Contracts    Balance Outstanding        Principal Balance
--------------------------------------------------------------------------------------------
From 0.00% - 60.99%                    6              $447,668.29                    2.14%
From 61.00% - 65.99%                   7              $535,376.00                    2.56%
From 66.00% - 70.99%                   8              $668,627.67                    3.20%
From 71.00% - 75.99%                  32            $3,099,606.36                   14.83%
From 76.00% - 80.99%                  50            $5,357,161.00                   25.64%
From 81.00% - 85.99%                  39            $4,360,725.27                   20.87%
From 86.00% - 90.99%                  51            $5,569,188.71                   26.66%
From 91.00% - 95.99%                   8              $855,856.54                    4.10%
                        -----------------        -----------------        -----------------
Total                                201           $20,894,209.84                  100.00%
                        =================        =================        =================

                              Loan-To-Value Ratio
                           ARM Home Equity Contracts

                                                                     % of HE Contract Sub-
                                    Number    Aggregate Principal      Pool by Outstanding
Loan-to-Value Ratio           of Contracts    Balance Outstanding        Principal Balance
--------------------------------------------------------------------------------------------
From 0.00% - 60.99%                    6              $447,668.29                    2.14%
From 61.00% - 65.99%                   7              $535,376.00                    2.56%
From 66.00% - 70.99%                   8              $668,627.67                    3.20%
From 71.00% - 75.99%                  32            $3,099,606.36                   14.83%
From 76.00% - 80.99%                  50            $5,357,161.00                   25.64%
From 81.00% - 85.99%                  39            $4,360,725.27                   20.87%
From 86.00% - 90.99%                  51            $5,569,188.71                   26.66%
From 91.00% - 95.99%                   8              $855,856.54                    4.10%
                        -----------------        -----------------        -----------------
  Total                              201           $20,894,209.84                  100.00%
                        =================        =================        =================

                                                                              24

  This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your
                Salomon Brothers Financial Advisor immediately.

                         Month of Next Rate Adjustment
                           ARM Home Equity Contracts

                                                                                        % of HE Contract Sub-
                                      Number           Aggregate Principal                Pool by Outstanding
  Months                        of Contracts           Balance Outstanding                  Principal Balance
---------------------------------------------------------------------------------------------------------------
 October 1997                            1                      $74,635.73                              0.36%

 November 1997                          26                   $2,338,768.77                             11.19%

 December 1997                          57                   $6,196,979.69                             29.66%

 January 1998                           38                   $4,680,609.00                             22.40%

 February 1998                           6                     $548,193.00                              2.62%

 April 1999                              3                     $192,110.05                              0.92%

 May 1999                               44                   $3,927,663.60                             18.80%

 June 1999                              22                   $2,255,750.00                             10.80%

 July 1999                               4                     $679,500.00                              3.25%
                     ---------------------             ---------------------              ---------------------
     Total                             201                  $20,894,209.84                            100.00%
                     =====================             =====================              =====================

                                                                              25


  This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your
                Salomon Brothers Financial Advisor immediately.

                                 Gross Margin
                           ARM Home Equity Contracts

                                                                               % of HE Contract Sub-
                                   Number of        Aggregate Principal          Pool by Outstanding
Gross Margin                       Contracts        Balance Outstanding            Principal Balance
----------------------------------------------------------------------------------------------------
From 4.251% - 4.500%                    1                    $96,000.00                        0.46%
From 4.501% - 4.750%                    2                   $143,300.00                        0.69%
From 4.751% - 5.000%                   32                 $2,934,705.36                       14.05%
From 5.001% - 5.250%                   17                 $1,941,193.73                        9.29%
From 5.251% - 5.500%                   21                 $2,939,331.38                       14.06%
From 5.501% - 5.750%                    7                   $709,771.41                        3.40%
From 5.751% - 6.000%                   26                 $2,365,568.41                       11.32%
From 6.001% - 6.250%                    7                   $761,511.24                        3.64%
From 6.251% - 6.500%                   18                 $2,313,596.67                       11.07%
From 6.501% - 6.750%                   17                 $1,861,260.06                        8.91%
From 6.751% - 7.000%                   20                 $2,112,936.14                       10.11%
From 7.001% - 7.250%                    5                   $384,750.00                        1.84%
From 7.251% - 7.500%                   10                 $1,128,969.00                        5.40%
From 7.501% - 7.750%                    2                   $203,946.44                        0.98%
From 7.751% - 8.000%                    4                   $299,126.00                        1.43%
From 8.251% - 8.500%                    2                   $124,800.00                        0.60%
From 8.501% - 8.750%                    1                    $76,500.00                        0.37%
From 8.751% - 9.000%                    3                   $205,064.00                        0.98%
From 9.251% - 9.500%                    3                   $141,400.00                        0.68%
From 9.751% +                           3                   $150,480.00                        0.72%
                              -----------           -------------------        ---------------------
      Total                           201                $20,894,209.84                      100.00%
                              ===========           ===================        =====================

                                                                              26

  This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon
                    Brothers Financial Advisor immediately.

                            Maximum Mortgage Rates
                           ARM Home Equity Contracts

                                                                                % of HE Contract Sub-
                               Number of          Aggregate Principal             Pool by Outstanding
Mortgage Rates                 Contracts          Balance Outstanding               Principal Balance
------------------------------------------------------------------------------------------------------
From 14.001% - 14.250%                3                   $789,190.00                            3.78%
From 14.251% - 14.500%                2                   $243,488.82                            1.17%
From 14.501% - 14.750%               11                 $1,435,294.79                            6.87%
From 14.751% - 15.000%               18                 $1,858,085.93                            8.89%
From 15.001% - 15.250%               16                 $1,694,327.60                            8.11%
From 15.251% - 15.500%               16                 $1,840,415.20                            8.81%
From 15.501% - 15.750%               17                 $1,941,342.84                            9.29%
From 15.751% - 16.000%               25                 $2,876,752.77                           13.76%
From 16.001% - 16.250%               15                 $1,564,555.24                            7.49%
From 16.251% - 16.500%               15                 $1,548,733.01                            7.41%
From 16.501% - 16.750%                7                   $609,360.18                            2.92%
From 16.751% - 17.000%               17                 $1,292,687.36                            6.19%
From 17.001% - 17.250%                8                   $752,229.23                            3.60%
From 17.251% - 17.500%                9                   $698,776.16                            3.34%
From 17.501% - 17.750%                5                   $454,290.09                            2.17%
From 17.751% - 18.000%                6                   $557,170.64                            2.67%
From 18.001% +                       11                   $737,509.98                            3.53%
                             ----------           -------------------           ----------------------
       Total                        201                $20,894,209.84                          100.00%
                             ==========           ===================           ======================

                                                                              27

  This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon
                    Brothers Financial Advisor immediately.

                            Minimum Mortgage Rates
                           ARM Home Equity Contracts

                                                                                      % of HE Contract Sub-
                                  Number of            Aggregate Principal              Pool by Outstanding
Mortgage Rates                    Contracts            Balance Outstanding                Principal Balance
-----------------------------------------------------------------------------------------------------------
From 0.000% - 8.000%                    15                   $1,612,089.45                            7.72%
From 8.001% - 8.250%                    13                   $1,587,278.67                            7.60%
From 8.251% - 8.500%                    13                   $1,440,683.49                            6.90%
From 8.501% - 8.750%                    15                   $2,051,024.79                            9.82%
From 8.751% - 9.000%                    25                   $3,095,313.35                           14.80%
From 9.001% - 9.250%                    13                   $1,243,353.12                            5.95%
From 9.251% - 9.500%                    14                   $1,565,253.89                            7.49%
From 9.501% - 9.750%                    13                   $1,337,323.84                            6.40%
From 9.751% - 10.000%                   15                   $1,439,935.38                            6.89%
From 10.001% - 10.250%                   9                   $1,010,558.05                            4.84%
From 10.251% - 10.500%                   8                     $847,189.65                            4.05%
From 10.501% - 10.750%                   7                     $625,699.18                            2.99%
From 10.751% - 11.000%                  11                     $857,991.88                            4.11%
From 11.001% - 11.250%                   5                     $379,354.23                            1.82%
From 11.251% - 11.500%                   8                     $602,286.16                            2.88%
From 11.501% - 11.750%                   3                     $249,990.09                            1.20%
From 11.751% - 12.000%                   4                     $285,606.64                            1.37%
From 12.001% - 12.250%                   6                     $456,112.66                            2.18%
From 12.251% - 12.500%                   2                     $111,965.32                            0.54%
From 13.251% - 13.500%                   1                      $65,200.00                            0.31%
From 13.751% - 14.000%                   1                      $30,000.00                            0.14%
                                  --------             -------------------            ---------------------
    Total                              201                  $20,894,209.84                          100.00%
                                  ========             ===================            =====================

                                                                              28

  This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon
                    Brothers Financial Advisor immediately.

                         CPR Prepayment Sensitivities
                  For Home Improvement Contract Certificates

                            12% CPR              13.5% CPR               15% CPR               16.5% CPR               18% CPR
                       WAL/Maturity           WAL/Maturity          WAL/Maturity            WAL/Maturity          WAL/Maturity
-------------------------------------------------------------------------------------------------------------------------------
To Call
A-1                 1.227 - 1/15/00       1.110 - 11/15/99       1.013 - 8/15/99         0.929 - 6/15/99       0.857 - 4/15/99
A-2                 3.615 - 4/15/02       3.293 - 11/15/01       3.016 - 7/15/01         2.775 - 3/15/01      2.566 - 12/15/00
A-3                 7.004 - 7/15/07        6.473 - 9/15/06       6.004 - 1/15/06         5.578 - 7/15/05       5.199 - 1/15/05
M-1                11.260 - 2/15/09       10.325 - 2/15/08       9.474 - 3/15/07         8.781 - 6/15/06      8.229 - 11/15/05
M-2                11.636 - 2/15/09       10.636 - 2/15/08       9.719 - 3/15/07         8.969 - 6/15/06      8.386 - 11/15/05
B-1                 6.594 - 4/15/07        6.045 - 6/15/06      5.586 - 11/15/05         5.211 - 5/15/05      4.845 - 11/15/04
B-2                11.337 - 2/15/09       10.369 - 2/15/08       9.503 - 3/15/07         8.806 - 6/15/06      8.245 - 11/15/05
-------------------------------------------------------------------------------------------------------------------------------

To Maturity
M-1                11.915 - 9/15/11      11.052 - 10/15/10     10.254 - 12/15/09         9.549 - 3/15/09       8.935 - 6/15/08
M-2                17.683 - 5/15/22       16.707 - 5/15/22      15.789 - 5/15/22        14.919 - 5/15/22      14.102 - 5/15/22
B-2                13.940 - 5/15/22       12.998 - 5/15/22      12.154 - 5/15/22        11.425 - 5/15/22      10.737 - 5/15/22
-------------------------------------------------------------------------------------------------------------------------------

                         CPR Prepayment Sensitivities
                     For Home Equity Contract Certificates

                      50% of Base *          75% of Base *        100% of Base *          125% of Base *        150% of Base *
                       WAL/Maturity           WAL/Maturity          WAL/Maturity            WAL/Maturity          WAL/Maturity
-------------------------------------------------------------------------------------------------------------------------------
To Call
A-1 ARM             6.043 - 4/15/12        4.255 - 6/15/09       3.230 - 9/15/06        2.589 - 12/15/04       2.151 - 7/15/03
A-1                0.718 - 10/15/98        0.550 - 6/15/98       0.451 - 4/15/98         0.382 - 3/15/98       0.332 - 2/15/98
A-2                3.743 - 10/15/05        2.585 - 3/15/02       2.003 - 1/15/01         1.646 - 4/15/00      1.404 - 11/15/99
A-3                11.724 - 4/15/12        7.677 - 1/15/09       5.127 - 6/15/06         3.672 - 4/15/02       2.961 - 4/15/01
A-4                 7.566 - 4/15/12       6.878 - 11/15/08       6.349 - 4/15/06         5.575 - 9/15/04       4.615 - 5/15/03
M-1                14.803 - 4/15/12       12.204 - 9/15/09       9.673 - 3/15/07         7.950 - 7/15/05       6.644 - 9/15/04
M-2                14.803 - 4/15/12       12.219 - 9/15/09       9.719 - 3/15/07         8.053 - 7/15/05       6.803 - 4/15/04
B-1                 9.156 - 4/15/11        6.634 - 9/15/07       5.144 - 6/15/05         4.577 - 5/15/04       4.294 - 9/15/03
B-2                14.711 - 4/15/12       11.878 - 9/15/09       9.396 - 3/15/07         7.879 - 7/15/05       6.762 - 4/15/04
-------------------------------------------------------------------------------------------------------------------------------

To Maturity
M-1                15.595 - 8/15/14       13.477 - 4/15/12     10.649 - 12/15/09         8.565 - 8/15/07      7.043 - 11/15/05
M-2               20.115 - 12/15/25      16.884 - 12/15/25     14.860 - 12/15/25       12.629 - 12/15/25     10.648 - 12/15/25
B-2                19.257 - 6/15/27       15.337 - 8/15/27      12.310 - 8/15/27        10.491 - 3/15/27      9.208 - 12/15/25
-------------------------------------------------------------------------------------------------------------------------------

* 100% Base (100% Prepayment Assumption) assumes (a) for the fixed rate collateral, a constant prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Contracts (defined herein) in the first month of the life of the Fixed Rate Contracts and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in twelfth month and in each month thereafter, the constant prepayment rate is 20% and (b) for the Adjustable Rate Contracts (defined herein), a constant prepayment rate of 5.6% per annum of the then outstanding principal balance of the Adjustable Rate Contracts in the first month of the life of the Adjustable Rate Contracts and an additional 2.04% (precisely, 22.4/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the constant prepayment rate is 28%.


                                                                              29

  This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer please contact your
                Salomon Brothers Financial Advisor immediately.